February 1, 2021

CUTLER EQUITY FUND

Class II Shares

TICKER: DIVHX

A Series of The Cutler Trust

Supplement to Summary Prospectus and Prospectus,

Each Dated September 15, 2020

The important information that follows supplements the Summary Prospectus and Prospectus, each dated September 15, 2020, of the Cutler Equity Fund (the “Fund”) with TICKER: DIVHX.

The first paragraph of the section titled “Performance Summary” in the Fund’s Summary Prospectus and Prospectus is hereby replaced with the following:

PERFORMANCE SUMMARY

The bar chart and performance table that follow provide some indication of the risks and variability of investing in the Equity Fund by showing the changes in the Fund’s performance from year-to-year for the last ten calendar years, and by showing how the Fund’s average annual total returns for 1, 5 and 10 years compare with those of a broad measure of market performance. The bar chart and performance table show changes in the year-to-year performance of the Equity Fund’s class of shares identified by TICKER: CALEX (referred to herein as “Class I Shares”), which commenced operations in December 1992. Class I Shares were converted into the current Class II Shares on October 28, 2020, and Class II Shares commenced operations immediately thereafter on October 29, 2020. The performance of Class I Shares will continue to be reflected in the current performance of the Class II Shares of the Fund. Class II Shares would have substantially similar returns to the share class presented herein because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

The Summary Prospectus, Prospectus and Statement of Additional Information, each dated September 15, 2020, and other information about the Class II Shares of the Fund are available online at https://funddocs.filepoint.com/cutler/. You can also get this information at no cost by calling 888-CUTLER4 (888-288-5374) or by sending an email request to Fulfillment@ultimusfundsolutions.com. If you have any questions regarding the Fund, please call 1-844-838-2119.

Investors Should Retain this Supplement for Future Reference.